EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 24, 2014 to the Statement of Additional Information dated July 29, 2014 for each of the following series of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Beyond BRICs ETF	BBRC
EGShares Brazil Infrastructure ETF	BRXX
EGShares EM Dividend High Income ETF	EMHD
EGShares Emerging Markets Consumer ETF	ECON
EGShares Emerging Markets Core ETF	EMCR
EGShares Emerging Markets Dividend Growth ETF	EMDG
EGShares Emerging Markets Domestic Demand ETF	EMDD
EGShares India Consumer ETF	INCO
EGShares India Infrastructure ETF	INXX
EGShares India Small Cap ETF	SCIN
EGShares Low Volatility Emerging Markets Dividend ETF	HILO

I.           The Board of Trustees (the “Board”) of the Trust has authorized an orderly liquidation of EGShares EM Dividend High Income ETF and EGShares Emerging Markets Dividend Growth ETF (the “Liquidating Funds”), which are each a series of the Trust.  None of the other series of the Trust are being liquidated.  The Board has determined that closing and liquidating the Liquidating Funds is in the best interests of the Liquidating Funds and their shareholders.  Beginning immediately, through the close of trading on the NYSE Arca on December 24, 2014, the Liquidating Funds will undertake the process of closing down and liquidating their respective portfolios.  This process will result in the Liquidating Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with each Liquidating Fund’s investment objective and strategies.  Effective December 25, 2014, all references to the Liquidating Funds will be deemed to have been removed from the Statement of Additional Information.  Please see each Liquidating Fund’s Prospectus for additional information.

II.           Effective December 1, 2014, the address of the Trust, including each Trustee and Officer of the Trust, is changing to 155 West 19th Street, New York, NY 10011, and all references to “171 East Ridgewood Ave., Ridgewood, NJ 07450” will be replaced with “155 West 19th Street, New York, NY 10011.”

III.           Effective January 26, 2015, EGShares Low Volatility Emerging Markets Dividend ETF (the “Fund”) will revise its investment objective to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Quality Dividend Index.  The Fund will also change its name to EGShares EM Quality Dividend ETF, and all references to “EGShares Low Volatility Emerging Markets Dividend ETF” will be replaced with “EGShares EM Quality Dividend ETF.”